UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 6, 2014

Platform Specialty Products Corporation
(Exact name of registrant as specified in its charter)

Delaware	001-36272	37-1744899
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5200 Blue Lagoon Drive Suite 855 Miami, FL	33126
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code:   (203) 575-5850

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.

On August 6, 2014, Platform Specialty Products Corporation ("Platform") issued a press release announcing Platform's financial results for the three and six months ended June 30, 2014. A copy of this press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

The press release furnished herewith contains financial measures that are not in accordance with generally accepted accounting principles in the United States of America ("GAAP"). For purposes of Regulation G, a non-GAAP financial measure is a numerical measure of a company's historical or future financial performance, financial position or cash flows that excludes amounts, or is subject to adjustments that have the effect of excluding amounts, that are included in the most directly comparable measure calculated and presented in accordance with GAAP in the statements of income, balance sheets or statements of cash flows (or equivalent statements) of the company, or includes amounts, or is subject to adjustments that have the effect of including amounts, that are excluded from the most directly comparable measure so calculated and presented. Pursuant to the requirements of Regulation G, Platform has provided reconciliations within the press release of the non-GAAP financial measures to the most directly comparable GAAP financial measures.

To supplement its consolidated financial statements presented in accordance with GAAP, Platform uses non-GAAP measures, including adjusted EBITDA, free cash flow, and adjusted diluted earnings per share. These non-GAAP financial measures are provided because management of Platform uses such measures in monitoring and evaluating Platform's ongoing financial results, as well as to reflect Platform's acquisitions, such as the acquisition of MacDermid, Incorporated ("MacDermid") on October 31, 2013. Management believes these measures provide a more complete understanding of Platform's operational results and a meaningful comparison of Platform's performance between periods. These non-GAAP measures, however, may not reflect the actual financial results Platform would have achieved absent the acquisition of MacDermid, and may not be indicative of the results that Platform would expect to recognize for future periods. These non-GAAP measures should be considered in addition to, not a substitute for, measures of financial performance prepared in accordance with GAAP.

The information in this Item 2.02 of this Current Report on Form 8-K and Exhibit 99.1 attached hereto shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section. The information contained in this Item 2.02 and Exhibit 99.1 attached hereto shall not be incorporated by reference into any filing of Platform, whether made before or after the date hereof, regardless of any general incorporation language in such filing, unless expressly incorporated by specific reference to such filing.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits. The following exhibits are furnished herewith as part of this report:

Exhibit Number	Exhibit Title

99.1	Press Release dated August 6, 2014 relating to Platform Specialty Products Corporation's financial results for the three and six months ended June 30, 2014 (furnished only).

SIGNATURE

    Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PLATFORM SPECIALTY PRODUCTS CORPORATION (Registrant)
August 6, 2014 (Date)	/s/ Frank J. Monteiro Frank J. Monteiro Senior Vice President and Chief Financial Officer

Exhibit Index

Exhibit Number	Exhibit Title

99.1	Press Release dated August 6, 2014 relating to Platform Specialty Products Corporation's financial results for the three and six months ended June 30, 2014 (furnished only).